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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2005


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


              CAYMAN ISLANDS                           0-13857                             98-0366361
      (State or other jurisdiction of         (Commission file number)      (I.R.S. employer identification number)
      incorporation or organization)


            13135 SOUTH DAIRY ASHFORD, SUITE 800
                     SUGAR LAND, TEXAS                                               77478
          (Address of principal executive offices)                                 (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                                                        FORM 8-K



                 ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS.

         Mark A. Jackson, Senior Vice President, Chief Financial Officer, Treasurer, Controller and Assistant Secretary of Noble Corporation (the "Company"), has also been appointed to the position of Chief Operating Officer of the Company, effective March 1, 2005.

         James C. Day, Chief Executive Officer and Chairman of the Board of the Company, has reassumed the office of President of the Company, effective March 1, 2005, an office he held from January 1, 1984 to January 1, 1999.

         The previous business experience of Messrs. Day and Jackson has been previously reported by the Company in its Form 10-K for the year ended December 31, 2003 heretofore filed by the Company.


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                                                                        FORM 8-K



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NOBLE CORPORATION



Date:  February 28, 2005            By:  /s/ JULIE J. ROBERTSON
                                        --------------------------------------
                                        Julie J. Robertson,
                                        Senior Vice President - Administration
                                        and Corporate Secretary